Exhibit 21.1

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

LIST OF SUBSIDIARIES

(as of December 31, 2005)

SUBSIDIARY	JURISDICTION OF ORGANIZATION
10 UNIVERSAL CITY PLAZA MANAGER, INC.	DELAWARE
10 UNIVERSAL CITY PLAZA, LLC	DELAWARE
1201 F STREET, L.L.C.	DELAWARE
1717 PENN HOLDING, LLC	DELAWARE
1717 PENNSYLVANIA AVENUE, L.L.C.	DELAWARE
1747 PENNSYLVANIA AVENUE ASSOCIATES, L.P.	DELAWARE
1888 CENTURY PARK, LLC	DELAWARE
1888 CP PROPERTY MANAGER, LLC	DELAWARE
1888 CP PROPERTY, LLC	DELAWARE
1919 PENNSYLVANIA ASSOCIATES, L.L.C.	DISTRICT OF COLUMBIA
2025 M STREET ASSOCIATES, L.L.C.	DISTRICT OF COLUMBIA
405 MASTER TENANT LIMITED PARTNERSHIP	DISTRICT OF COLUMBIA
575 7TH STREET, LLC	DELAWARE
675 E STREET, L.L.C.	DELAWARE
6836 DEMOCRACY BOULEVARD, LP	DELAWARE
AGILQUEST CORPORATION	VIRGINIA
BOND BUILDING LIMITED PARTNERSHIP	DISTRICT OF COLUMBIA
BOND TEXAS LIMITED PARTNERSHIP	TEXAS
CAPITOL 50 ASSOCIATES	DISTRICT OF COLUMBIA
CARC PROPERTIES, LLC	DELAWARE
CARLP PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
CARLP PT, LLC	DELAWARE
CARR CANAL CENTER, L.L.C.	DELAWARE
CARR DEVELOPMENT & CONSTRUCTION, L.P.	DELAWARE
CARR OFFICE PARK, LLC	DELAWARE
CARR PARKWAY NORTH I, LLC	DELAWARE
CARR PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
CARR PT, LLC	DELAWARE
CARR REAL ESTATE SERVICES OF COLORADO, INC.	DELAWARE
CARR REAL ESTATE SERVICES PARTNERSHIP	DELAWARE
CARR REAL ESTATE SERVICES, INC.	DELAWARE
CARR REAL ESTATE SERVICES, L.L.C.	DELAWARE
CARR REALTY GP, LLC	DELAWARE
CARR REALTY HOLDINGS, L.P.	DELAWARE
CARR REALTY, L.P.	DELAWARE
CARR REDMOND HOLDING, LLC	DELAWARE
CARR REDMOND, LLC	DELAWARE
CARR TEXAS OP GP, LLC	DELAWARE
CARR TEXAS OP, L.P.	DELAWARE
CARR TRANSPOTOMAC V LLC	DELAWARE
CARRAMERICA 1888 CENTURY PARK, LLC	DELAWARE
CARRAMERICA ASSOCIATES, INC.	DELAWARE
CARRAMERICA CANYON POINTE, LLC	DELAWARE
CARRAMERICA CHANCELLOR PARK, LLC	DELAWARE
CARRAMERICA CNBB HOLDING, LLC	DELAWARE
CARRAMERICA CNBB, LLC	DELAWARE
CARRAMERICA COLONNADE HOLDING, LLC	DELAWARE

CARRAMERICA COMMONWEALTH TOWER, LLC	DELAWARE
CARRAMERICA DEVELOPMENT, INC.	DELAWARE
CARRAMERICA DEXTER AVENUE, LLC	DELAWARE
CARRAMERICA FAIRCHILD, LLC	DELAWARE
CARRAMERICA GSA, LLC	DELAWARE
CARRAMERICA HOLGER WAY, LLC	DELAWARE
CARRAMERICA ILLINOIS HOLDING, LLC	DELAWARE
CARRAMERICA NORTH CREEK, LLC	DELAWARE
CARRAMERICA OP, LLC	DELAWARE
CARRAMERICA PARK PLACE, LLC	DELAWARE
CARRAMERICA PLEASANTON, LLC	DELAWARE
CARRAMERICA REAL ESTATE SERVICES, LLC	DELAWARE
CARRAMERICA REALTY CORPORATION	MARYLAND
CARRAMERICA REALTY SERVICES, LLC	DELAWARE
CARRAMERICA REALTY, L.P.	DELAWARE
CARRAMERICA SUNRISE, LP	DELAWARE
CARRAMERICA TECHMART, L.L.C.	DELAWARE
CARRAMERICA TEXAS HOLDING, LLC	DELAWARE
CARRAMERICA TRS HOLDINGS, INC.	DELAWARE
CARRAMERICA U.S. WEST, L.L.C.	DELAWARE
CARRAMERICA UNIVERSAL, LLC	DELAWARE
CARRAMERICA URBAN DEVELOPMENT, LLC	DELAWARE
CARRAMERICA WEST WILLOWS, LLC	DELAWARE
CC-JM II ASSOCIATES	VIRGINIA
CDC TEXAS HOLDINGS, LLC	DELAWARE
CDC TEXAS LP HOLDINGS, LLC	DELAWARE
COLONNADE GP LLC	DELAWARE
COLONNADE REALTY HOLDINGS JV, LLC	DELAWARE
COLONNADE REALTY HOLDINGS LIMITED PARTNERSHIP	DELAWARE
COP PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
COP PT, LLC	DELAWARE
CRLP PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
CRLP PT, LLC	DELAWARE
CUSTER COURT FORMATION, LLC	DELAWARE
CUSTER COURT, L.P.	DELAWARE
CUSTER COURT, LLC	DELAWARE
DALLAS DEMOCRACY GP LLC	DELAWARE
DALLAS DEMOCRACY JV LLC	DELAWARE
DALLAS DEMOCRACY VENTURE II LLC	DELAWARE
JESSAMINE INSURANCE, LLC	SOUTH CAROLINA
NORTH DALLAS TOWN CENTER LP	DELAWARE
PALOMAR OAKS, L.L.C.	DELAWARE
PARKWAY NORTH OWNER’S ASSOCIATION	ILLINOIS
PHASE I 1919 ASSOCIATES, L.L.C.	DISTRICT OF COLUMBIA
PLEASANT PARTNERS TRS SERVICES, LLC	DELAWARE
PLEASANT PARTNERS, LLC	DELAWARE
PLEASANT PROPERTY, LLC	DELAWARE
SQUARE 24 ASSOCIATES	DISTRICT OF COLUMBIA
SQUARE 50 ASSOCIATES	DISTRICT OF COLUMBIA
TENNYSON DEVELOPMENT, LP	DELAWARE
TENUCP PROPERTY, LLC	DELAWARE
TRANSPOTOMAC CANAL CENTER OWNERS ASSOCIATION, INC.	VIRGINIA
UCP MEZZANINE THREE, LLC	DELAWARE
UCP MEZZANINE TWO, LLC	DELAWARE
UCP MEZZANINE, LLC	DELAWARE
UCPTEN PROPERTY MANAGER, LLC	DELAWARE
WCM/CARR 135-302, LLC	WASHINGTON

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